Schedule 10.1(a)
SCHEDULE IDENTIFYING AGREEMENTS SUBSTANTIALLY IDENTICAL TO THE FORM
OF CHANGE IN CONTROL AGREEMENT FILED AS EXHIBIT 10.1
TO THIS CURRENT REPORT ON FORM 8-K
PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

Kaman Corporation entered into separate New Change in Control Agreements or Amended and Restated Change in Control Agreements (each as defined in the Current Report on Form 8-K with which this Schedule 10.1(a) is filed (the “Form 8-K”)), dated as of June 8, 2022, with each of the executive officers listed below, which agreements are substantially identical in all material respects to the form of Change in Control Agreements filed as Exhibit 10.1 to the Form 8-K, with the changes noted below.

Executive Officer	Applicability of Language for Executive that already has a Change in Control Agreement? (Y/N)	Multiple for purposes of Section 5.1(a)(i) and (ii)
Ian K. Walsh	Y	Three (3) times
James G. Coogan	Y	Two (2) times
Shawn G. Lisle	Y	Two (2) times
Russell J. Bartlett	N	Two (2) times
Kristen M. Samson	N	Two (2) times
Megan A. Morgan	N	Two (2) times
Rafael Z. Cohen	N	Two (2) times